HELD FOR SALE	12 Months Ended
Dec. 31, 2019
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
HELD FOR SALE
HELD FOR SALE
The following is a summary of the assets and liabilities classified as held for sale as at December 31, 2019 and 2018:

AS AT DEC. 31 (MILLIONS)	Infrastructure	Real Estate	Renewable Power and Other	2019 Total	2018 Total
Assets
Cash and cash equivalents	$42	$1	$15	$58	$21
Accounts receivable and other	120	5	49	174	112
Investment properties	—	251	—	251	617
Property, plant and equipment	1,307	—	423	1,730	779
Equity accounted investments	190	223	—	413	568
Other long-term assets	872	—	—	872	88
Deferred income tax assets	1	—	3	4	—
Assets classified as held for sale	$2,532	$480	$490	$3,502	$2,185
Liabilities
Accounts payable and other	$182	$2	$39	$223	$193
Non-recourse borrowings of managed entities	774	138	159	1,071	619
Deferred income tax liabilities	364	—	32	396	—
Liabilities associated with assets classified as held for sale	$1,320	$140	$230	$1,690	$812

As at December 31, 2019, assets held for sale within our Infrastructure segment include a Texas electricity transmission business, a Colombian regulated distribution business and the Australian operations of a North American based rail business.
Assets held for sale within the company’s Real Estate segment include six triple net lease assets, one office asset and an equity accounted investment in the U.S.
Within our Renewable Power segment, we are currently holding for sale solar assets in South Africa and Asia. Our Private Equity segment has assets and liabilities from its cold storage logistics business in their business services segment being classified as held for sale.
During the 2019 fiscal year, we disposed of $6.9 billion and $2.8 billion of assets and liabilities held for sale, respectively. The majority of disposals related to our Real Estate segment, with $5.8 billion of assets held for sale and $2.1 billion of liabilities held for sale being disposed of.